UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A


                                 Amendment No. 1
                                       to
                           Current Report On Form 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                APRIL 26, 2000 *


                                -----------------


 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

  001-09057      WISCONSIN ENERGY CORPORATION          39-1391525
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345


---------------

* This Amendment is filed pursuant to the provisions of paragraph (a)(4) of
Item 7 of Form 8-K.




                                                                      FORM 8-K/A

                          WISCONSIN ENERGY CORPORATION
                                 Amendment No. 1
                                       to
                           Current Report on Form 8-K
                          ----------------------------

Wisconsin Energy Corporation hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated as of April 26, 2000 (the "4/26/00 8-K") as set forth below:

     Pursuant to the provisions of paragraph (a)(4) of Item 7 of Form 8-K,
     Item 7 of the April 26, 2000 8-K is hereby amended to file the pro forma financial information required to be filed in connection with the acquisition reported in Item 2 of the April 26, 2000 8-K. In addition,
     Item 7 is amended to include unaudited interim consolidated financial statements of WICOR, Inc. for the three months ended March 31, 2000 and March 31, 1999.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired:

     As previously reported, Wisconsin Energy Corporation acquired WICOR, Inc. on April 26, 2000. WICOR is a diversified holding company with two principal business groups: energy services and pump manufacturing.

     The following financial statements of WICOR (Commission File No. 1-7951) are incorporated herein by reference to Item 8 on pages 25 through 45 of WICOR's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (a copy of which is filed herewith as Exhibit 99.1):

          1. Financial Statements. WICOR's consolidated balance sheets and statements of capitalization as of December 31, 1999 and 1998, and the related consolidated statements of earnings, common equity and cash flows for each of the three years in the period ended December 31, 1999, together with the report of independent public accountants dated January 24, 2000.

     The unaudited financial statements and notes to financial statements of WICOR for the three months ended March 31, 2000 and March 31, 1999 are filed as Exhibit 99.2 to this report and incorporated by reference herein.


(b)  Pro Forma Financial Information:

     The unaudited pro forma combined condensed financial information (the "Pro Forma Information"), filed as Exhibit 99.3 to this report and incorporated by reference herein, illustrates the pro forma effect of the acquisition of WICOR, through a merger of a subsidiary of Wisconsin Energy into WICOR, accounted for as a purchase. As reflected in the Pro Forma Information, Wisconsin Energy acquired all outstanding shares of WICOR common stock (except for restricted shares) in exchange for the payment of approximately $1.2 billion in cash. Wisconsin Energy obtained the cash needed to pay the merger consideration through the issuance of commercial paper in the institutional private placement market, and arranged a $1.0 billion 364-day bank back-up facility and a $0.5 billion 3-year bank back-up credit facility to provide credit support for the issuance of Wisconsin Energy's commercial paper. In addition approximately $300 million of WICOR debt remained outstanding.

     The Unaudited Pro Forma Combined Condensed Income Statements for the fiscal year ended December 31, 1999 and for the three months ended March 31, 2000 have been prepared as if the merger occurred as of January 1, 1999. The Unaudited Pro Forma Combined Condensed Balance Sheet has been prepared as if the merger occurred on March 31, 2000.

     The Pro Forma Information is based upon the historical consolidated financial statements of Wisconsin Energy and WICOR, combined and adjusted to give effect to the merger and to related transactions (including the related financing) as described in the notes to this information. The purchase accounting adjustments made in connection with development of the Pro Forma Information are preliminary and may be adjusted. Certain amounts in the WICOR financial statements have been reclassified to conform to Wisconsin Energy's presentation. The Unaudited Pro Forma Combined Condensed Income Statements do not reflect any estimated cost savings related to the merger nor the costs to achieve such savings. The Pro Forma Information should be read in conjunction with the historical financial statements and related notes of Wisconsin Energy and WICOR.

     Management believes that the pro forma adjustments and the underlying assumptions reasonably present the significant pro forma effects of the merger. Upon completion of post-merger restructuring activities, the actual financial position and results of operations of the combined entity may differ, perhaps significantly, from the pro forma amounts reflected herein because of changes in operating results between the dates of the pro forma financial information and the date on which the purchase accounting adjustments are finalized. The Pro Forma Information is not necessarily indicative of actual operating results or financial position had the transactions occurred as of the dates indicated above, nor do they purport to indicate operating results or financial position which may be attained in the future.


(c)  Exhibits:


     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.




                                                                      FORM 8-K/A

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                              WISCONSIN ENERGY CORPORATION
                                      (Registrant)


                              By:  /s/ Paul Donovan
                                   -----------------------------
                                   Paul Donovan, Senior Vice
                                   President and Chief Financial
                                   Officer


Date:  July 10, 2000




                                   WISCONSIN ENERGY CORPORATION
                                 (Commission File No. 001-09057)

                                          EXHIBIT INDEX
                                                to
                                    CURRENT REPORT ON FORM 8-K
                                 Date of Report:  April 26, 2000

                              As amended by Amendment No. 1 thereto
                                on Form 8-K/A ("Amendment No. 1")

Exhibit                                                Incorporated Herein              Filed
Number                  Description                      by Reference to               Herewith
------                  -----------                      ---------------               --------
2.1            Agreement and Plan of Merger, dated as  Appendix A to the joint
               of June 27, 1999, as amended as of      proxy statement/prospectus
               September 9, 1999, by and among         dated September 10, 1999,
               Wisconsin Energy Corporation, WICOR,    included in Wisconsin
               Inc. and CEW Acquisition, Inc.          Energy's Registration on
                                                       Form S-4 filed on
                                                       September 9, 1999 (File
                                                       No. 333-86827)(the "Form
                                                       S-4")

2.2            Amendment to Agreement and Plan of      Exhibit 2.2 to the Form S-4
               Merger dated as of September 9, 1999

2.3            Second Amendment to Agreement and                                         X (1)
               Plan of Merger dated as of April 26,
               2000

23.1           Consent of Arthur Andersen LLP                                            X (1)

99.1           WICOR, Inc.'s consolidated balance                                        X (1)
               sheets and statements of
               capitalization as of December 31, 1999
               and 1998, and the related consolidated
               statements of earnings, common equity
               and cash flows for each of the three
               years in the period ended December 31,
               1999, together with the report of
               independent public accountants dated
               January 24, 2000.

99.2           WICOR, Inc.'s unaudited consolidated                                      X (2)
               balance sheets as of March 31, 2000
               and December 31, 1999, unaudited
               consolidated statements of operation
               and cash flows for each of the three
               month periods ended March 31, 2000 and
               March 31, 1999 and related unaudited
               notes to consolidated financial
               statements.

99.3           Wisconsin Energy Corporation's                                            X (2)
               unaudited pro forma combined condensed
               balance sheet as of March 31, 2000,
               unaudited pro forma combined condensed
               income statements for the fiscal year
               ended December 31, 1999 and for the
               three months ended March 31, 2000, and
               related notes to unaudited pro forma
               combined condensed financial
               information.

(1) Filed with original April 26, 2000
(2) Filed with Amendment No. 1